This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 Page 1 BOEING PROPRIETARY WJE-PA-05130-LA-2105443 Allegiant Air, LLC 1201 N. Town Center Drive Las Vegas, NV 89144 Subject: […***…] Reference: Purchase Agreement No. PA-05130 (Purchase Agreement) between The Boeing Company (Boeing) and Allegiant Air, LLC (Customer) relating to Model 737-8-200 and Model 737-7 aircraft (each or collectively, Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. 1. […***…]. 1.1 […***…] Aircraft is defined by Configuration Specification D019A008, Revision X, dated April 30, 2020. […***…]. 1.2 […***…]. Boeing and Customer will […***…] in accordance with the following […***…]: 1.2.1 […***…]. 1.2.2 […***…]. 1.2.3 […***…]. 2. […***…]. 2.1 […***…] Purchase Agreement […***…]: 2.1.1 […***…]; 2.1.2 […***…]; 2.1.3 […***…]Purchase Agreement; and 2.1.4 […***…].

WJE-PA-05130-LA-2105443 Page 2 BOEING PROPRIETARY 2.2 […***…]. 2.3 […***…] Purchase Agreement […***…] Boeing […***…] Aircraft. 3. […***…]. […***…] addressing one or more of the following […***…]: 3.1 […***…]. 3.2 […***…]. 3.3 […***…]. ACCEPTED AND AGREED TO this Date: ALLEGIANT AIR, LLC THE BOEING COMPANY By: By: Name: Name: […***…] Title: Title: Attorney-In-Fact